YieldMax MSTR Short Option Income Strategy ETF
Schedule of Investments
October 31, 2025 (Unaudited)

U.S. TREASURY SECURITIES - 16.3%		Principal	Value
United States Treasury Note/Bond, 3.88%, 01/15/2026 (a)(f)		$7,486,000	$7,485,203
TOTAL U.S. TREASURY SECURITIES (Cost $7,483,520)			7,485,203

PURCHASED OPTIONS - 6.0% (b)	Notional Amount	Contracts
Call Options - 0.2%
Strategy, Inc., Expiration: 11/21/2025; Exercise Price: $500.00 (c)(d)(e)	$45,412,435	1,685	101,943

Put Options - 5.8%
Strategy, Inc. (c)(d)(e)
Expiration: 11/07/2025; Exercise Price: $240.00	8,085,300	300	57,000
Expiration: 11/21/2025; Exercise Price: $270.00	45,412,435	1,685	2,611,750
Total Put Options			2,668,750
TOTAL PURCHASED OPTIONS (Cost $2,809,851)			2,770,693

SHORT-TERM INVESTMENTS
U.S. TREASURY BILLS - 60.5%		Principal
4.16%, 11/06/2025 (a)(f)		2,721,000	2,720,139
3.88%, 02/19/2026 (a)(f)		8,676,000	8,578,772
3.77%, 04/09/2026 (a)(f)		1,231,000	1,211,083
3.69%, 07/09/2026 (a)(f)		7,818,000	7,625,891
3.68%, 08/06/2026 (a)(f)		7,839,000	7,623,395
TOTAL U.S. TREASURY BILLS (Cost $27,752,469)			27,759,280

MONEY MARKET FUNDS - 2.2%		Shares
First American Government Obligations Fund - Class X, 4.03% (a)(g)		1,003,740	1,003,740
TOTAL MONEY MARKET FUNDS (Cost $1,003,740)			1,003,740

TOTAL INVESTMENTS - 85.0% (Cost $39,049,580)			39,018,916
Other Assets in Excess of Liabilities - 15.0%			6,863,333
TOTAL NET ASSETS - 100.0%	0.0%	0.0%	$45,882,249
two			–%
Principal amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.			–%

(a)	All or a portion of security has been pledged as collateral for written options. The fair value of assets committed as collateral as of October 31, 2025 is $22,846,899.
(b)	Non-income producing security.
(c)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(d)	Exchange-traded.
(e)	100 shares per contract.
(f)	The rate shown is the annualized yield as of October 31, 2025.
(g)	The rate shown represents the 7-day annualized yield as of October 31, 2025.

YieldMax MSTR Short Option Income Strategy ETF
Schedule of Written Options
October 31, 2025 (Unaudited)

WRITTEN OPTIONS - (8.3)%	Notional Amount	Contracts	Value
Call Options - (6.8)%
Strategy, Inc., Expiration: 11/21/2025; Exercise Price: $270.02(a)(b)(c)	$(45,412,435)	(1,685)	$(3,117,250)

Put Options - (1.5)%
Strategy, Inc.(a)(b)
Expiration: 11/07/2025; Exercise Price: $250.00	(9,298,095)	(345)	(96,428)
Expiration: 11/07/2025; Exercise Price: $252.50	(10,645,645)	(395)	(134,300)
Expiration: 11/07/2025; Exercise Price: $255.00	(9,298,095)	(345)	(130,237)
Expiration: 11/07/2025; Exercise Price: $257.50	(8,085,300)	(300)	(135,750)
Expiration: 11/07/2025; Exercise Price: $265.00	(8,085,300)	(300)	(203,250)
Total Put Options			(699,965)
TOTAL WRITTEN OPTIONS (Premiums received $3,780,713)			$(3,817,215)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.
(c)	FLexible EXchange® Options.

Summary of Fair Value Disclosure as of October 31, 2025 (Unaudited)

YieldMax MSTR Short Option Income Strategy ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of October 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
U.S. Treasury Securities	$–	$7,485,203	$–	$7,485,203
Purchased Options	–	2,770,693	–	2,770,693
U.S. Treasury Bills	–	27,759,280	–	27,759,280
Money Market Funds	1,003,740	–	–	1,003,740
Total Investments	$1,003,740	$38,015,176	$–	$39,018,916

Liabilities:
Investments:
Written Options	$–	$(3,817,215)	$–	$(3,817,215)
Total Investments	$–	$(3,817,215)	$–	$(3,817,215)

Refer to the Schedule of Investments for further disaggregation of investment categories.